Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]    Preliminary proxy statement
[x]    Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        EMPIRE FEDERAL BANCORP, INC.
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             (Name of Registrant as Specified in Its Charter)

                        EMPIRE FEDERAL BANCORP, INC.
------------------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1)    Title of each class of securities to which transaction applies:
                              N/A
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(2)    Aggregate number of securities to which transactions applies:
                              N/A
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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)    Proposed maximum aggregate value of transaction:
                              N/A
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[ ]    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
                             N/A
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(2)    Form, schedule or registration statement no.:
                             N/A
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(3)    Filing party:
                             N/A
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(4)    Date filed:
                             N/A
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

        Empire                                       Phone (406) 222-1981
[Logo]  Federal                 123 South Main Street,
        Bancorp                 P.O. Box 1099, Livingston, MT  59047-1099
==============================================================================








                                March 16, 1998





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Empire Federal Bancorp, Inc., the holding company for Empire Federal Savings Bank. The meeting will be held at the main office of Empire Federal Savings Bank, 123 South Main Street, Livingston, Montana, on Tuesday, April 28, 1998, at 12:30 p.m., Mountain Daylight Savings Time.

     The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.
During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of KPMG Peat Marwick LLP, the Corporation's independent auditors, will be present to respond to appropriate questions of stockholders.

     To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

         We look forward to seeing you at the meeting.

                                       Sincerely,


                                       /s/Beverly D. Harris
                                       Beverly D. Harris
                                       President and Chief Executive Officer

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                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                        EMPIRE FEDERAL BANCORP, INC.
                           123 SOUTH MAIN STREET
                               P.O. BOX 1099
                         LIVINGSTON, MONTANA  59047
                              (406) 222-1981


------------------------------------------------------------------------------
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON APRIL 28, 1998                       ---
---------------------------------------------------------------------------
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Empire Federal Bancorp, Inc. ("Corporation") will be held at the main office of Empire Federal Savings Bank, 123 South Main Street, Livingston, Montana, on Tuesday, April 28, 1998, at 12:30 p.m., Mountain Daylight Savings Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Corporation; and

     2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 6, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /S/ERNEST A. SANDBERG
                                 ERNEST A. SANDBERG
                                 SECRETARY


Livingston, Montana
March 16, 1998

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IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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
                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 PROXY STATEMENT
                                        OF
                           EMPIRE FEDERAL BANCORP, INC.
                              123 SOUTH MAIN STREET
                                  P.O. BOX 1099
                            LIVINGSTON, MONTANA  59047
                                 (406) 222-1981

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                          ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1998
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Empire Federal Bancorp, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the main office of Empire Federal Savings Bank ("Bank"), 123 South Main Street, Livingston, Montana, on Tuesday, April 28, 1998, at 12:30 p.m., Mountain Daylight Savings Time. The Corporation is the holding company for the Bank. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 16, 1998.

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                            VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote at Meeting. Only stockholders of record as of the close of business on March 6, 1998 ("Record Date") are entitled to vote at the Meeting, and are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. As of the Record Date, the Corporation had 2,592,100 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of securities of the Corporation.

     Quorum Requirement. According to the Corporation's Bylaws, the presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Broker non-votes will not be considered present and will not be included in determining whether a quorum is present.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth in this proxy statement. If a stockholder attends the Meeting, he or she may vote by ballot.

     If a stockholder is a participant in the Empire Federal Savings Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP, and allocated shares for which no voting instructions are received from participants, will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Vote Required. The two directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. The Corporation's Certificate of Incorporation prohibits stockholders from cumulating their for the election of directors.

------------------------------------------------------------------------------
         VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                           OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The table also sets forth, as of the Record Date, information as to the shares of Common Stock beneficially owned by each director, the "named executive officers" of the Corporation, and all executive officers and directors of the Corporation as a group.

                                     Amount and Nature        Percent of
                                       of Beneficial         Common Stock
Beneficial Owner                       Ownership(1)          Outstanding
----------------                       ------------          ------------

Beneficial Owners of More Than 5%

Empire Federal Savings Bank Employee     207,368                 8.0%
  Stock Ownership Plan Trust

Kennedy Capital Management, Inc.         135,500(2)              5.2
10829 Olive Boulevard
St. Louis, Missouri 63141

Directors

Walter J. Peterson, Jr.                   15,600                  *
John R. Boe                                7,000                  *
Edwin H. Doig                             10,000                  *
Sanroe J. Kaisler, Jr.                     5,000                  *
Walter R. Sales                           10,000                  *

Named Executive Officers(3)

Beverly D. Harris                         22,506                  *
Ernest A. Sandberg                        12,500                  *

All Executive Officers and
 Directors as a Group (7 persons)         79,606                  *
-------------------
*    Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

                   (footnotes continued on following page)

(2) Based on a Schedule 13G, dated February 10, 1998, filed with the SEC, which discloses the sole power to dispose or to direct the disposal of 135,500 shares of Common Stock, the sole power to vote or direct the vote of 84,600 shares of Common Stock, and no shared power to dispose or vote or to direct the disposal or vote of any shares of Common Stock.
(3) Under SEC regulation, the term "named executive officer" includes the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mrs. Beverly D. Harris and Mr. Ernest A. Sandberg were the Corporation's only "named executive officers" for the fiscal year ended December 31, 1997. Mrs. Harris and Mr. Sandberg are also directors of the Corporation.

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                       PROPOSAL I - ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Corporation's Board of Directors consists of seven members as required by the Bylaws. The Board is divided into three classes with staggered terms, and each director is elected for a three-year term. Two directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Board of Directors has nominated Beverly D. Harris and Edwin H. Doig for election as directors. The nominees are current members of the Boards of Directors of the Corporation and the Savings Bank. Each director of the Corporation is also a director of the Savings Bank.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute(s) as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends that stockholders vote "FOR" the election of Mrs. Harris and Mr. Doig.

     The following table sets forth certain information regarding the nominees for election at the Meeting and the directors continuing in office after the Meeting.

                                                        Year First
                          Principal Occupation           Elected      Term to
    Name         Age(1)   During Last Five Years        Director (2)  Expire
    ----         ------   ----------------------        ------------  ------

                                  BOARD NOMINEES

Beverly D.
 Harris(3)         64   President of the Savings Bank       1971       2001(4)
                        and President and Chief Executive
                        Officer of the Corporation; Director
                        of Montana Power Company, a NYSE-
                        listed company, since 1992.

Edwin H. Doig      66   Retired pharmacist.                 1979       2001(4)

                      DIRECTORS CONTINUING IN OFFICE AFTER MEETING

Ernest A.
 Sandberg(3)       61   Executive Vice President and        1971       1999
                        Secretary of the Savings Bank
                        and Treasurer, Chief Financial
                        Officer and Secretary of the
                        Corporation.

                      (table continued on following page)

                                                        Year First
                          Principal Occupation           Elected      Term to
    Name         Age(1)   During Last Five Years        Director (2)  Expire
    ----         ------   ----------------------        ------------  ------

            DIRECTORS CONTINUING IN OFFICE AFTER MEETING (continued)

John R. Boe       73    Retired junior high school         1979        1999
                        teacher and vice principal.

Walter J.
 Peterson, Jr.    74    Chairman of the Board of the       1964        2000
                        Corporation and the Savings Bank;
                        Vice President of Dime Insurance
                        Agency, Livingston, Montana.

Sanroe J.
 Kaisler, Jr.     73    Retired insurance broker.          1964        2000

Walter R. Sales   70    Retired rancher and former         1977        2000
                        Montana Legislator.
-----------------
(1)      At December 31, 1997.
(2)      Includes prior service on the Board of Directors of the Savings Bank.
(3)      Mrs. Harris and Mr. Sandberg are sister- and brother-in-law.
(4)      Assuming re-election at the Meeting.

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            MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Corporation and the Savings Bank conduct their business through meetings and committees of the Boards of Directors. During the fiscal year ended December 31, 1997, the Board of Directors of the Corporation held seven meetings and the Board of Directors of the Savings Bank held 12 meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

     Committees of the Corporation's Board of Directors. The Corporation's Board of Directors has established Executive, Audit and Nominating Committees, among others.

     The Executive Committee, consisting of Directors Harris, Peterson and Kaisler, meets as needed. This Committee generally has the power and authority to act on behalf of the Board of Directors between scheduled Board meetings, unless specific matters are delegated to it for action by the Board. The Executive Committee did not meet during the fiscal year ended December 31, 1997.

     The Audit Committee, consisting of Directors Peterson, Kaisler, Sales, Doig and Boe, meets as needed and is responsible for reviewing the external auditors' reports and results of their examination. The Audit Committee met once during the fiscal year ended December 31, 1997.

     The full Board of Directors acts as a Nominating Committee to select management's nominees for election as directors of the Corporation. The Board of Directors met once in its capacity as the nominating committee during the fiscal year ended December 31, 1997.

     Committees of the Savings Bank's Board of Directors. The Savings Bank's Board of Directors has established Executive, Audit and Compensation Committees, among others.

     The Executive Committee, consisting of Directors Harris, Peterson and Kaisler, meets as needed and generally has the authority to act on behalf of the Board of Directors between scheduled Board meetings, unless specific matters are delegated to it for action by the Board. The Executive Committee did not meet during the fiscal year ended December 31, 1997.

     The Audit Committee, consisting of Directors Peterson, Kaisler, Sales, Doig and Boe, meets as needed and is responsible for reviewing the external auditors' reports and results of their examination. The Audit Committee met once during the fiscal year ended December 31, 1997.

     The full Board of Directors acts as the Savings Bank's Compensation Committee. This Committee is responsible for reviewing and recommending compensation to be paid to executive officers. Mrs. Harris and Mr. Sandberg recuse themselves from the Committee when it considers matters regarding their compensation. The Compensation Committee met once during the fiscal year ended December 31, 1997.

     The full Board of Directors acts as a Nominating Committee to select management's nominees for election as directors of the Savings Bank. The Board of Directors met once in its capacity as the nominating committee during the fiscal year ended December 31, 1997.

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                         DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Directors receive a retainer of $500 per month and a fee of $250 for attendance at regular Board meetings of the Savings Bank and a fee of $250 per month, payable quarterly, for service on the Corporation's Board of Directors. In addition, Directors residing in Bozeman, Montana, and Big Timber, Montana, receive $20 per meeting for travel expenses. No additional fees are paid to Directors for attendance at committee meetings. Directors' fees totalled $84,000 for the fiscal year ended December 31, 1997.

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                         EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

     Summary Compensation Table. The following information is furnished for Mrs. Harris and Mr. Sandberg.

                                            Annual Compensation
                                    --------------------------------------
                                                            Other Annual
Name and Position       Year(1)     Salary       Bonus     Compensation(2)
-----------------       -------     ------       -----     ---------------

Beverly D. Harris        1997      $106,680    $ 9,605       $36,455
 President and Chief
 Executive Officer of
 the Corporation and     1996       104,580     19,028        12,000
 President of the
 Savings Bank

Ernest A. Sandberg       1997      $ 97,680    $ 8,790       $34,392
 Treasurer, Chief
 Financial Officer
 and Secretary of the    1996        95,760     17,429        12,000
 Corporation and
 Executive Vice
 President and
 Secretary of the
 Savings Bank

                            (footnotes on following page)

(1) Compensation information for the fiscal year ended December 31, 1995 has been omitted as the Corporation was not a public company, nor a subsidiary thereof, at such time. Excludes certain additional benefits, the aggregate amounts of which do not exceed 10% of total salary and bonus.
(2) Amounts for 1997 reflect: for Mrs. Harris, directors fees of $12,000 and employer contribution to ESOP of $24,455; for Mr. Sandberg, directors fees of $12,000 and employer contribution to ESOP of $22,392.

     Employment Agreements. Effective January 23, 1997, the Corporation and the Savings Bank (collectively, the "Employers") entered into three year employment agreements with Mrs. Harris and Mr. Sandberg. The agreements provide for an initial salary level for Mrs. Harris and Mr. Sandberg of $106,680 and $97,680, respectively, which amounts are paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. In determining salary levels for Mrs. Harris and Mr. Sandberg, the Board will consider compensation levels for similarly situated executives at comparable institutions, the financial performance of the Savings Bank, as well as their individual performance. On each anniversary of the commencement date of the agreements, the term of the agreements may be extended for an additional year. The agreements are terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

     The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also are provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mrs. Harris and Mr. Sandberg are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

     The severance payments and benefits from the Employers will have a value equal to 2.99 times each executive's average annual compensation during the five-year period preceding the change in control. Assuming that a change in control had occurred at December 31, 1997, Mrs. Harris and Mr. Sandberg would be entitled to severance payments and benefits with a value of approximately $319,000 and $292,000, respectively. Section 280G of the Code states that severance payments and benefits that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreements restrict each executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mrs. Harris and Mr. Sandberg are terminated without cause, except in the event of a change in control.

Compensation Committee Interlocks and Insider Participation

     Mrs. Harris and Mr. Sandberg serve as members of the Compensation Committee. Although the Chief Executive Officer recommends compensation to be paid to executive officers, the entire Board of Directors of the Savings Bank reviews such recommendations and sets the compensation for Mrs. Harris and Mr. Sandberg.

------------------------------------------------------------------------------
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act, requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with during the fiscal year ended December 31, 1997.

------------------------------------------------------------------------------
                      TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features, and the Savings Bank has adopted a policy to this effect. The aggregate amount of loans by the Savings Bank to its executive officers and directors was approximately $5,000 at December 31, 1997.

     Mr. Joseph T. Swindlehurst, General Counsel to the Savings Bank, is a partner with the law firm of Huppert & Swindlehurst, P.C. in Livingston, Montana. Mr. Swindlehurst is the brother of Mrs. Harris, and the brother-in-law of Mr. Sandberg. During the year ended December 31, 1997, Huppert & Swindlehurst, P.C. was paid approximately $12,000 in fees and expense reimbursement for services rendered to the Corporation and the Savings Bank, which amount did not exceed 5% of the law firm's annual gross revenues.

     The Savings Bank purchased its main office facility from Mr. Swindlehurst, Mrs. Harris and their sister, Mrs. Jean E. Sandberg, who is the wife of Mr. Sandberg, on July 1, 1997. The purchase was approved by the Office of Thrift Supervision, the Savings Bank's primary federal banking regulator. Prior to the purchase, the former owners received approximately $5,000 of rental income from the Savings Bank during the fiscal year ended December 31, 1997.

------------------------------------------------------------------------------
                            INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     KPMG Peat Marwick LLP served as the Corporation's independent auditors for the 1997 fiscal year. The Board of Directors has appointed KPMG Peat Marwick LLP to be its independent auditors for the 1998 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

------------------------------------------------------------------------------
                               OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than the matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof according to the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                                MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone or telecopier without additional compensation.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of these proxy solicitation materials or as having been incorporated herein by reference.

------------------------------------------------------------------------------
                            STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 123 South Main Street, Livingston, Montana, no later than November 17, 1998. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Corporation's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /S/ERNEST A. SANDBERG
                                   ERNEST A. SANDBERG
                                   SECRETARY


Livingston, Montana
March 16, 1998

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                                FORM 10-KSB
------------------------------------------------------------------------------

A copy of the Corporation's Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to Ernest A. Sandberg, Corporate Secretary, Empire Federal Bancorp, Inc., 123 South Main Street, Livingston, Montana 59047.
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                                    8

[X] PLEASE MARK VOTES              REVOCABLE PROXY
    AS IN THIS EXAMPLE        EMPIRE FEDERAL BANCORP, INC.
                                                               With- For All
                                                          For  hold  Except
ANNUAL MEETING OF STOCKHOLDERS        1. The election as  [  ]  [  ]  [  ]
        April 28, 1998                   directors of all
  The undersigned hereby appoints        nominees listed
the entire Board of Directors as         below (except as
the official Proxy Committee with        marked to the
full powers of substitution, as          contrary below).
attorneys and proxies for the under-
signed, to vote all shares of common     Beverly D. Harris
stock of Empire Federal Bancorp,         Edwin H. Doig
Inc. which the undersigned is
entitled to vote at the Annual        INSTRUCTION: To withhold authority
Meeting of Stockholders, to be        to vote for any individual nominee,
held at the main office of Empire     mark "For All Except" and write
Federal Savings Bank, 123 South       that nominee's name in the space
Main Street, Livingston, Montana,     provided below.
on Tuesday, April 28, 1998, at
12:30 p.m., Mountain Daylight         ---------------------------------
Savings Time, and at any and
all adjournments thereof, as
indicated to the right:

                                      2. Such other matters as may
                                         properly come before
                                         the Meeting or any
                                         adjournments thereof.

                                      The Board of Directors recommends
                                      a vote "FOR" the above proposal.

                                      THIS PROXY WILL BE VOTED AS
                                      DIRECTED, BUT IF NO INSTRUCTIONS
                                      ARE SPECIFIED, THIS PROXY WILL
                                      BE VOTED FOR THE PROPOSAL STATED.
                                      IF ANY OTHER BUSINESS IS PRE-
                                      SENTED AT SUCH MEETING, THIS
                                      PROXY WILL BE VOTED BY THOSE
                                      NAMED IN THIS PROXY IN THEIR
                                      BEST JUDGMENT.  AT THE PRESENT
                                      TIME, THE BOARD OF DIRECTORS
                                      KNOWS OF NO OTHER BUSINESS TO
Please be sure to                     BE PRESENTED AT THE MEETING.
sign below and date  --------------
this Proxy in the     Date            THIS PROXY IS SOLICITED BY THE
box provided.                         BOARD OF DIRECTORS
-----------------------------------


-----------------------------------
Stockholder      Co-holder (if any)
 sign here           sign above

------------------------------------------------------------------------------
Detach above card, sign, date and mail in postage paid envelope provided.
                    EMPIRE FEDERAL BANCORP, INC.

  Should the undersigned be present and elect to vote at the Annual Meeting of Stockholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and the 1997 Annual Report to Stockholders.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
              IN THE ENCLOSED POSTAGE-PAID ENVELOPE.